ENER1, INC.

WAIVER AGREEMENT

        THIS WAIVER AGREEMENT ("Agreement") is dated as of the __ day of January , 2004, by and between Ener1, Inc., a Florida corporation (the "Company"), and Ener1 Group Inc., a Florida corporation ("Ener1 Group").

        WHEREAS, the Company previously issued warrants to purchase an aggregate of 69,000,000 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) to Ener1 Group on September 6, 2002 (the “Ener1 Group Warrants”);

        WHEREAS, in accordance with Section 1.3 of the Ener1 Group Warrants, the Board of Directors of the Company previously approved the reservation of a sufficient number of shares (the “Ener1 Group Warrant Reserved Shares”) of Common Stock for issuance upon exercise of the Ener1 Group Warrant;

        WHEREAS, the Company intends to issue and sell (the “Financing”) 5% Senior Secured Convertible Debentures (the “Debentures”) and Warrants to purchase Common Stock (the “Warrants”) pursuant to a Securities Purchase Agreement by and among the Company and each of the entities whose names appear on the signature pages thereof;

        WHEREAS, in connection with the Financing, the Company will be required to reserve shares (the “Financing Reserved Shares”) of Common Stock for issuance upon conversion of the Debentures and exercise of the Warrants;

        WHEREAS, the Company currently has 500,000,000 shares of Common Stock authorized (the “Current Authorized Shares”), of which an insufficient number of shares is available for reservation as Financing Reserved Shares;

        WHEREAS, to enable the Company to have a sufficient number of authorized but unissued and unreserved Current Authorized Shares available for reservation as Financing Reserved Shares, the Company proposes that the current Ener1 Group Warrant Reserved Shares no longer be reserved for such purpose and be made available for reservation as Financing Reserved Shares; and

        WHEREAS, Ener1 Group desires to allow the Company to take such action so that the Company may complete the Financing.

        NOW, THEREFORE, for good and valuable consideration, including the mutual promises, covenants, and conditions hereinafter set forth, the parties hereto agree as follows:

    1.        Ener1 Group hereby waives Section 1.3 of the Ener1 Group Warrants for purposes of enabling the Company to have a sufficient number of Current Authorized Shares available to be reserved as Financing Reserved Shares in connection with the Financing; provided, however, that this waiver shall terminate at the time a sufficient number of authorized shares of Common Stock becomes available for reservation as Ener1 Group Warrant Shares.

    2.        The Company shall, as soon as practicable, take all necessary action to authorize an aggregate number of shares of Common Stock sufficient to allow the Company to reserve the Ener1 Group Warrant Shares for issuance upon exercise of the Ener1 Group Warrant; upon such authorization, the Company shall cause its Board of Directors to reserve the Ener1 Group Warrant Shares in accordance with Section 1.3 of the Ener1 Group Warrants. Ener1 Group hereby agrees to cooperate with the Company as necessary to authorize additional shares of Common Stock, including, without limitation, by approving an amendment to the Articles of Incorporation of the Company to increase the Company’s authorized shares of Common Stock.

    3.        Except as waived hereby, all of the terms and provisions of the Ener1 Group Warrants shall remain in full force and effect. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

    4.        This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within the State of Florida.

    5.        This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ENER1, INC. By: __________________________ Name: Title: ENER1 GROUP, INC. By: __________________________ Name: Title:

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